APPENDIX A


THE SECURITIES ISSUABLE UPON EXERCISE HEREOF (THE "SECURITIES") WILL BE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR HYPOTHECATED UNTIL SUCH SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


                             STOCK OPTION AGREEMENT


        STOCK OPTION AGREEMENT dated February 25, 1997 executed by EA INDUSTRIES, INC., a New Jersey corporation ("EA"), for the benefit of I. GARY BARD and his assigns (collectively, the "Optionee").

        EA and the Optionee wish to set forth the terms and conditions whereby the Optionee and/or the Optionee's assigns will have the option to purchase shares of the $1.00 par value common stock (the "Stock") of Aydin Corporation ("Aydin"). Accordingly, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, EA and the Optionee hereby agree as follows:

        1. Grant of the Option. Subject to the terms and conditions set forth in this Agreement, EA grants to the Optionee the option (the "Option") to purchase all of 596,927 shares of the Stock (the "Option Shares") for the purchase price of $11.00 per Option Share.

        2. Term of the Option. The Option granted hereunder shall expire at 5:00 p.m., Eastern Standard Time on March 19, 1997 (the "Expiration Time").

        3. Exercise of the Option. The Optionee may exercise the Option with respect to all of the Option Shares at any time prior to the Expiration Time by tendering to EA payment in full of the purchase price for the Option Shares together with written notice to EA of such exercise that states the following:

            (a) an acknowledgment that the Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel reasonably satisfactory to Aydin, may be made without violating the provisions of the Securities Act of 1933, as amended (the "Act"), or any other applicable securities laws); and


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


            (b) an acknowledgment that the Optionee understands that the Option Shares are "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission, that the Option Shares have not been registered under the Act or any other applicable securities laws and must be held indefinitely unless they are subsequently registered under such Act and applicable laws or an exemption from registration is available.

EA shall (i) transfer to the Optionee a stock certificate or certificates representing the Option Shares, free and clear of all pledges, claims, liens, encumbrances and other security interests, immediately upon the actual receipt by EA of any such written notice and payment of the purchase price (ii) deliver an assignment to the Optionee of EA's rights under the Registration Rights
Agreement between Aydin and EA dated January   , 1997 and (ii) deliver an
irrevocable stock power, which shall be coupled with an interest, to the Optionee authorizing the Optionee to vote the Option Shares then being purchased at any meeting of stockholders of the Corporation for which EA is deemed the record holder with respect to such Option Shares.

        4. Transfer of the Option. This Option and all rights hereunder are assignable by the Optionee subject to compliance with applicable federal and state securities laws.

        5. Miscellaneous.

            (a) Notices. All notices to EA provided for in this Agreement shall be in writing and shall either be hand delivered, sent by registered or certified mail, or delivered by a nationally recognized overnight delivery service to the following address (or such other address as may be designated by notice duly given in the manner provided herein):

                  EA Industries, Inc.
                  441 North Fifth Street
                  Philadelphia, PA  19123
                  Attention:  President

Any such notice, including but not limited to notices and tenders under Section 3 hereof, shall be deemed delivered (i) when hand delivered or (ii) on the day deposited with the nationally recognized overnight delivery service or in the U.S. registered or certified mail, addressed as provided above.

            (b) Integration; Modification. This Agreement constitutes the entire understanding and agreement between EA and the Optionee regarding the subject matter hereof and supersedes all prior negotiations and agreements, whether oral or written, between EA and the Optionee with respect to the subject matter of this Agreement. This Agreement may not be modified except by a written agreement signed by the Optionee and a duly authorized officer of EA.

            (c) Severability. In the event of the invalidity or unenforceability of any part or provisions of this Agreement, such invalidity or unenforceability shall not affect the validity or


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enforceability of any other part or provision of this Agreement, and the remainder of this Agreement shall continue in full force and effect in accordance with its terms.

            (d) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

            (e) Headings. The headings of paragraphs have been included herein for convenience only and shall not be considered in interpreting this Agreement.

            (f) Binding Effect. This Agreement shall be binding upon EA and shall inure to the benefit of EA and the Optionee and their respective heirs, legal representatives, successors and permitted assigns.

        IN WITNESS WHEREOF, EA, by its duly authorized officer, has executed this Agreement as of the date first above written.

                                          EA INDUSTRIES, INC.


                                          By: /s/ Irwin L. Gross
                                              -----------------------------
                                              Irwin L. Gross, President

Accepted and agreed to this
  25th  day of February, 1997


/s/ I. Gary Bard
--------------------------------
I. Gary Bard



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